UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2018

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2018, Fifth Third Bancorp, an Ohio corporation (“Fifth Third”), and its wholly-owned subsidiary, Fifth Third Financial Corporation, an Ohio corporation (“Intermediary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MB Financial, Inc., a Maryland corporation (“MB Financial”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, MB Financial will merge (the “Merger”) with and into Intermediary, with Intermediary as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each outstanding share of MB Financial common stock, par value $0.01 per share (“MB Financial Common Stock”), will be converted into the right to receive (i) 1.450 shares (the “Exchange Ratio”) of Fifth Third common stock, no par value (“Fifth Third Common Stock”), and (ii) $5.54 in cash (collectively, the “Merger Consideration”).

In addition, subject to the terms and conditions of the Merger Agreement (including the preferred stockholder vote described below), at the Effective Time, each share of MB Financial’s 6.00% Non-Cumulative Perpetual Preferred stock, Series C, par value $0.01 per share (“MB Financial Series C Preferred Stock”), will be converted into the right to receive one share of a newly created series of preferred stock of Fifth Third, having substantially the same terms as the MB Financial Series C Preferred Stock, except that the new series of preferred stock will have no voting rights (including upon an arrearage in the payment of dividends thereon) except as required by Ohio law and have certain other differences consistent with Fifth Third’s currently outstanding series of preferred stock and its articles of incorporation. Fifth Third is required under the Merger Agreement to use reasonable best efforts to have such new series of Fifth Third preferred stock approved for listing on the Nasdaq Global Select Market (“Nasdaq”).

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by MB Financial to purchase shares of MB Financial Common Stock (the “MB Financial Options”) will be converted into an option to purchase shares of Fifth Third Common Stock on the same terms and conditions as were applicable to such MB Financial Options prior to the Merger, subject to certain adjustments to the exercise price and the number of shares of Fifth Third Common Stock issuable upon exercise of such option in accordance with the Merger Agreement. In addition, each MB Financial restricted stock award, restricted stock unit and performance-based award (the “MB Financial Equity Awards”) that remains unvested and would not automatically vest by its terms at the Effective Time will be assumed by Fifth Third and converted into a number of shares of Fifth Third Common Stock (the “Assumed Equity Awards”) with such shares being subject to certain adjustments in accordance with the Merger Agreement but otherwise remaining subject to the same terms and conditions as applicable immediately prior to such conversion. Each MB Financial Equity Award that is outstanding immediately prior to the Effective Time that is not assumed under the Merger Agreement will be cancelled and converted automatically into the right to receive the Merger Consideration.

The Merger Agreement also provides, among other things, that at the Effective Time, two members of the board of directors of MB Financial (at least one whom shall be an independent MB Financial director), as mutually agreed by Fifth Third and MB Financial, will be appointed as directors of Fifth Third.

The Merger Agreement contains customary representations and warranties from both Fifth Third and MB Financial, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and, in the case of MB Financial, its obligation to recommend that its common and preferred stockholders approve the Merger and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (1) the approval of the Merger and certain related matters by the holders of MB Financial Common Stock, (2) authorization for listing on Nasdaq of the shares of Fifth Third Common Stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the Fifth Third Common Stock and the Fifth Third preferred stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (5) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Fifth Third and MB Financial and further provides that a termination fee of $151 million will be payable by MB Financial to Fifth Third upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement also provides that the holders of the MB Financial Series C Preferred Stock will be asked to approve the Merger.  If the holders of such preferred stock approve the Merger by a two-thirds vote of the outstanding shares of such preferred stock, the MB Financial Series C Preferred Stock will be converted in the Merger into shares of a new series of Fifth Third preferred stock as described above.  Such approval of the Merger by the holders of the MB Financial Series C Preferred Stock is not, however, a condition to completion of the Merger.  If such holders do not approve the Merger but the Merger is approved by the holders of MB Financial Common Stock, the combination of MB Financial and Fifth Third will instead be effected by the merger of MB Financial with a newly-formed subsidiary of Fifth Third, with MB Financial surviving such merger (the “Alternative Merger”).  In the Alternative Merger, the holders of MB Financial Common Stock will receive the same Merger Consideration on the same terms as in the Merger, but the MB Financial Series C Preferred Stock will not be exchanged for Fifth Third preferred stock and will instead remain outstanding and unchanged (except as noted in the next sentence) as preferred stock of MB Financial, which will be a subsidiary of Fifth Third.  In connection with voting on approval of the Merger, holders of MB Financial Common Stock will also be asked to approve an amendment to MB Financial’s charter and articles supplementary for the MB Financial Series C Preferred Stock that would give the holders of MB Financial Series C Preferred Stock the right to vote with the holders of MB Financial Common Stock as a single class on all matters submitted to a vote of such common stockholders. The amendment is to be effective immediately prior to consummation of the Alternative Merger.  Approval of this amendment is conditioned on approval of the Merger by the holders of the MB Financial Common Stock and is a condition to closing of the Merger.  The Merger Agreement provides that Fifth Third may elect in its sole discretion to issue a guarantee to the holders of the MB Financial Series C Preferred Stock that remains outstanding following the Alternative Merger for the payment of dividends, the redemption price and the liquidation value of the MB Financial Series C Preferred Stock.

MB Financial understands that Fifth Third currently expects that if the Alternative Merger is consummated, Fifth Third will seek to take the necessary steps to delist the MB Financial Series C Preferred Stock from Nasdaq and terminate MB Financial’s registration and reporting obligations with the Securities and Exchange Commission (the “SEC”) so that at or promptly following the closing of the Alternative Merger, the MB Financial Series C Preferred Stock will no longer trade on Nasdaq or any other securities exchange and MB Financial will no longer file reports or other public disclosures with the SEC under the Securities Exchange Act of 1934.

The Merger Agreement was unanimously approved by the boards of both Fifth Third and MB Financial.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Fifth Third or MB Financial, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Fifth Third, MB Financial, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of MB Financial and a Prospectus of Fifth Third, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Fifth Third and MB Financial make with the SEC.

* * *

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Fifth Third Bancorp will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of MB Financial, Inc. and a Prospectus of Fifth Third Bancorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Fifth Third Bancorp and MB Financial, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fifth Third Bancorp at ir.53.com or from MB Financial, Inc. by accessing MB Financial, Inc.’s website at investor.mbfinancial.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Fifth Third Investor Relations at Fifth Third Investor Relations, MD 1090QC, 38 Fountain Square Plaza, Cincinnati, OH 45263, by calling (866) 670-0468, or by sending an e-mail to ir@53.com or to MB Financial, Attention: Corporate Secretary, at 6111 North River Road, Rosemont, Illinois 60018, by calling (847) 653-1992 or by sending an e-mail to dkoros@mbfinancial.com.

Fifth Third Bancorp and MB Financial, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MB Financial, Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding Fifth Third Bancorp’s directors and executive officers is contained in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 6, 2018, which are filed with the SEC.  Information regarding MB Financial, Inc.’s directors and executive officers is contained in its Proxy Statement on Schedule 14A filed with the SEC on April 3, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval of the merger by MB Financial, Inc.’s stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits:

2.1	*Agreement and Plan of Merger by and among Fifth Third Bancorp, Fifth Third Financial Corporation and MB Financial, Inc., dated as of May 20, 2018.

*Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and MB Financial agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: May 23, 2018	By:	/s/ Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer